                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 22nd day of November, 2001.

                                       CONSECO FINANCE CORP.




                                       BY: /s/ Keith Anderson
                                           -----------------------------------
                                           Keith Anderson
                                           Senior Vice President and
                                           Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER

The undersigned certifies that he is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 2001 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2001-C (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from October 1, 2001 to October 31, 2001 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of October, 2001.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Keith Anderson
                                            -----------------------------------
                                            Keith Anderson
                                            Senior Vice President and
                                            Treasurer

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6

      1 Amount Available                                                                      $    15,238,451.59
                                                                                                -----------------

      2 Servicing Fee  .50%                                                                   $       246,206.33
                                                                                                -----------------

      3 Trustee Fee                                                                           $             0.00
                                                                                                -----------------

      4 Unreimbursed Advances                                                                 $             0.00
                                                                                                -----------------

      5 Yield Maintenance / Cap Provider Fee                                                  $       113,500.00
        (for any Payment Date occurring in and including September 2001
        through and including February 2004)                                                    -----------------

      6 (a)  WAC                                                                                       12.18172%
                                                                                                -----------------
        (b)  Net WAC                                                                                   11.68172%
                                                                                                -----------------

Interest

Class A Certificates

      6 Current interest

        (a)  Class A-1 Pass-Through Rate (a floating rate per annum equal to the lesser of one-month LIBOR plus 0.14% per annum or the Adjusted Net
             WAC Cap Rate, but in no case
             more than 15.00% per annum)                                        2.66500%
                                                                                --------
        (b)  Class A-1 Interest                                                               $       492,544.17
                                                                                                -----------------
        (c)  Class A-2 Pass-Through Rate (5.03%,
             or the Adjusted Net WAC Cap Rate, if less)                            5.03%
                                                                                   -----
        (d)  Class A-2 Interest                                                               $       231,572.82
                                                                                                -----------------
        (e)  Class A-3 Pass-Through Rate (5.39%,
             or the Adjusted Net WAC Cap Rate, if less)                            5.39%
                                                                                   -----
        (f)  Class A-3 Interest                                                               $       381,149.36
                                                                                                -----------------
        (g)  Class A-4 Pass-Through Rate (6.19%,
             or the Adjusted Net WAC Cap Rate, if less)                            6.19%
                                                                                   -----
        (h)  Class A-4 Interest                                                               $       459,169.04
                                                                                                -----------------
        (i)  Class A-5 Pass-Through Rate (6.79% * ,
             or the Adjusted Net WAC Cap Rate, if less)                            6.79%
                                                                                   -----
        (j)  Class A-5 Interest                                                               $       221,512.43
                                                                                                -----------------
        (k)  Class A-IO Pass-Through Rate (a rate per annum equal to 11% for the
             Payment Dates in September 2001 to and including August 2002,
             10.75% for Payment Dates in September 2002 to and including
             February 2004 and 0% for Payment Dates thereafter.)                  11.00%
                                                                                  ------
        (l)  Class A-IO Interest                                                              $     1,191,666.67
                                                                                                -----------------

* If the purchase option is not exercised pursuant to Section 8.06 of the Pooling and Servicing Agreement, the Class A-5 Pass-Through Rate shall increase to 7.29%, or the Adjusted Net WAC Cap Rate, if less.

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                               Page 2


      7 Amount applied to Unpaid Class A Interest Carry Forward Amount                        $             0.00
                                                                                                -----------------

      8 Remaining Unpaid Class A Interest Carry Forward Amount                                $             0.00
                                                                                                -----------------

      9 Amount applied to Unpaid Class A-IO Interest Carry Forward Amount                     $             0.00
                                                                                                -----------------

     10 Remaining Unpaid Class A-IO Interest Carry Forward Amount                             $             0.00
                                                                                                -----------------

Class M-1 Certificates

     11 Amount Available less all preceding distributions                                     $    11,901,130.77
                                                                                                -----------------

     12 Class M-1 Principal Balance                                                           $    45,000,000.00
                                                                                                -----------------

     13 Class M-1 Current Interest

        (a)  Class M-1 Pass-Through Rate (the lesser of one-month LIBOR plus
             0.70% per annum or the Adjusted Net WAC Cap Rate, but in no case
             more than 15.00% per annum)                                        3.22500%
                                                                                --------
        (b)  Class M-1 Interest                                                               $       124,968.75
                                                                                                -----------------

     14 Amount applied to Unpaid Class M-1 Interest Carry Forward Amount                      $             0.00
                                                                                                -----------------

     15 Remaining Unpaid Class M-1 Interest Carry Forward Amount                              $             0.00
                                                                                                -----------------

Class M-2 Certificates

     16 Amount Available less all preceding distributions                                     $    11,776,162.02
                                                                                                -----------------

     17 Class M-2 Principal Balance                                                           $    33,000,000.00
                                                                                                -----------------

     18 Class M-2 Current Interest

        (a)  Class M-2 Pass-Through Rate (the lesser of one-month LIBOR plus
             1.15% per annum or the Adjusted Net WAC Cap Rate, but in no case
             more than 15.00% per annum)                                        3.67500%
                                                                                --------
        Class M-2 Interest                                                                    $       104,431.25
                                                                                                -----------------

     19 Amount applied to Unpaid Class M-2 Interest Shortfall                                 $             0.00
                                                                                                -----------------

     20 Remaining Unpaid Class M-2 Interest Carry Forward Amount                              $             0.00
                                                                                                -----------------

Class B-1 Certificates

     21 Amount Available less all preceding distributions                                     $    11,671,730.77
                                                                                                -----------------

     22 Class B-1 Principal Balance                                                           $    19,500,000.00
                                                                                                -----------------

     23 Current Interest

        (a)  Class B-1 Pass-Through Rate (the lesser of one-month LIBOR plus
             1.85% per annum or the Adjusted Net WAC Cap Rate, but in no case
             more than 15.00% per annum)                                        4.37500%
                                                                                --------
        (b)  Class B-1 Interest                                                               $        73,463.54
                                                                                                -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                               Page 3

     24 Amount applied to Unpaid Class B-1 Interest Shortfall                                 $             0.00
                                                                                                -----------------

     25 Remaining Unpaid Class B-1 Interest Shortfall                                         $             0.00
                                                                                                -----------------

Class B-2 Certificates

     26  Amount Available less all preceding distributions                                    $    11,598,267.23
                                                                                                -----------------

     27 Class B-2 Principal Balance                             Retained B2    5,250,000.00   $    10,500,000.00
                                                                            ----------------    -----------------
                                                                    Sold B2    5,250,000.00
                                                                            ----------------
     28 Current Interest

        (a)  Class B-2 Pass-Through Rate (the lesser of one-month LIBOR plus
             4.00% per annum or the Adjusted Net WAC Cap Rate, but in no case
             more than 15.00% per annum)                                        6.52500%
                                                                                --------
        (b)  Class B-2 Interest                                  Retained B2      29,498.44   $        58,996.88
                                                                            ----------------    -----------------
                                                                     Sold B2      29,498.44
                                                                            ----------------
     29 Amount applied to Unpaid Class B-2 Interest Shortfall                                 $             0.00
                                                                                                -----------------

     30 Remaining Unpaid Class B-2 Interest Shortfall                                         $             0.00
                                                                                                -----------------

Principal

     31 Trigger Event:
        (a)  Average Sixty-Day Delinquency Ratio Test
             (i)   Sixty-Day Delinquency Ratio for current Payment Date                                    0.31%
                                                                                                -----------------
             (ii)  Average Sixty-Day Delinquency Ratio Test (arithmetic average of ratios for this month and two preceding months
                   may not exceed 38% of the Senior Enhancement Percentage)                                0.22%
                                                                                                -----------------
             (iii) 38% of Senior Enhancement Percentage                                                   6.438%
                                                                                                -----------------

        (b)  Cumulative Realized Losses Test
             (i)   Cumulative Realized Losses for current Payment Date                        $             0.00
                                                                                                -----------------
             (ii)  Cumulative Realized Losses Ratio
                   (Losses as a percentage of Cut-off Date Principal: 4.75% from
                   September 1, 2004 to August 31, 2005, 5.75% from September 1,
                   2005 to August 31, 2006, 6.25% from September 1, 2006 to
                   August 31, 2007, and 6.50% thereafter)                                                  0.00%
                                                                                                -----------------

     32 Senior Enhancement Percentage                                                         $     16.94185000%
                                                                                                -----------------

A.      Prior to the Stepdown Date and where no Trigger Event is in Effect:

Class A Certificates

     33 Amount Available less all preceding distributions                                     $    11,539,270.35
                                                                                                -----------------

     34 Class A Principal Distribution:
        (a)  Class A-1                                                                        $    11,539,270.35
                                                                                                -----------------
        (b)  Class A-2                                                                        $             0.00
                                                                                                -----------------
        (c)  Class A-3                                                                        $             0.00
                                                                                                -----------------
        (d)  Class A-4                                                                        $             0.00
                                                                                                -----------------
        (e)  Class A-5                                                                        $             0.00
                                                                                                -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                               Page 4

     35 Class A Principal Balance:
        (a)  Class A-1 Principal Balance                                                      $   203,089,915.56
                                                                                                -----------------
        (b)  Class A-2 Principal Balance                                                      $    55,246,000.00
                                                                                                -----------------
        (c)  Class A-3 Principal Balance                                                      $    84,857,000.00
                                                                                                -----------------
        (d)  Class A-4 Principal Balance                                                      $    89,015,000.00
                                                                                                -----------------
        (e)  Class A-5 Principal Balance                                                      $    39,148,000.00
                                                                                                -----------------

Class M-1 Certificates

     36 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------

     37 Class M-1 principal distribution                                                      $             0.00
                                                                                                -----------------

     38 Class M-1 Principal Balance                                                           $    45,000,000.00
                                                                                                -----------------

Class M-2 Certificates

     39 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------

     40 Class M-2 principal distribution                                                      $             0.00
                                                                                                -----------------

     41 Class M-2 Principal Balance                                                           $    33,000,000.00
                                                                                                -----------------

Class B-1 Certificates

     42 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------

     43 Class B-1 principal distribution                                                      $             0.00
                                                                                                -----------------

     44 Class B-1 Principal Balance                                                           $    19,500,000.00
                                                                                                -----------------

Class B-2 Certificates

     45 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------

     46 Class B-2 principal distribution                                                      $             0.00
                                                                                                -----------------

     47 Class B-2 Principal Balance                                                           $    10,500,000.00
                                                                                                -----------------

B       Principal Distributions after the Stepdown Date and so long as a Trigger
        Event is not then in effect (stepdown date means the later of the Payment Date in September 2004):

Class A Certificates

     48 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------

     49 Class A Formula Principal Distribution Amount:
        (a)  Class A-1                                                                        $             0.00
                                                                                                -----------------
        (b)  Class A-2                                                                        $             0.00
                                                                                                -----------------
        (c)  Class A-3                                                                        $             0.00
                                                                                                -----------------
        (d)  Class A-4                                                                        $             0.00
                                                                                                -----------------
        (e)  Class A-5                                                                        $             0.00
                                                                                                -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                               Page 5

     50 Class A Formula Principal Balance Amount:
        (a)  Class A-1 Principal Balance                                                      $   203,089,915.56
                                                                                                -----------------
        (b)  Class A-2 Principal Balance                                                      $    55,246,000.00
                                                                                                -----------------
        (c)  Class A-3 Principal Balance                                                      $    84,857,000.00
                                                                                                -----------------
        (d)  Class A-4 Principal Balance                                                      $    89,015,000.00
                                                                                                -----------------
        (e)  Class A-5 Principal Balance                                                      $    39,148,000.00
                                                                                                -----------------
Class M-1 Certificates
     51 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------
     52 Class M-1 Formula Principal Distribution Amount                                       $             0.00
                                                                                                -----------------
     53 Class M-1 Principal Balance                                                           $    45,000,000.00
                                                                                                -----------------
Class M-2 Certificates
     54 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------
     55 Class M-2 Formula Principal Distribution Amount                                       $             0.00
                                                                                                -----------------
     56 Class M-2 Principal Balance                                                           $    33,000,000.00
                                                                                                -----------------
Class B-1 Certificates
     57 Amount Available less all preceding distributions                                     $             0.00
                                                                                                -----------------
     58 Class B-1 Formula Principal Distribution Amount                                       $             0.00
                                                                                                -----------------
     59 Class B-1 Principal Balance                                                           $    19,500,000.00
                                                                                                -----------------
Excess Cashflows
     60 Overcollateralization Increase Amount                                                 $     2,038,187.13
                                                                                                -----------------
        (a)  Target OC amount                                                                 $     7,500,000.00
                                                                                                -----------------
     61 Unpaid Class A Interest Carry Forward Amount                                          $             0.00
                                                                                                -----------------
     62 Unpaid Class M-1 Interest Carry Forward Amount                                        $             0.00
                                                                                                -----------------
     63 Unpaid Class M-1 Realized Loss Interest Amount and Unpaid
        Class M-1 Realized Loss Amount                                                        $             0.00
                                                                                                -----------------
     64 Unpaid Class M-2 Interest Carry Forward Amount                                        $             0.00
                                                                                                -----------------
     65 Unpaid Class M-2 Realized Loss Interest Amount and Unpaid
        Class M-2 Realized Loss Amount                                                        $             0.00
                                                                                                -----------------
     66 Unpaid Class B-1 Interest Carry Forward Amount                                        $             0.00
                                                                                                -----------------
     67 Unpaid Class B-1 Realized Loss Interest Amount and Unpaid
        Class B-1 Realized Loss Amount                                                        $             0.00
                                                                                                -----------------
     68 Unpaid Class B-2 Interest Carry Forward Amount                                        $             0.00
                                                                                                -----------------

                               CERTIFICATES FOR HOME EQUITY LOANS, SERIES 2001-C
                               MONTHLY REPORT:                      October 2001
                                                        Payment Date: 11/15/2001
                                                         Trust Account: 33393970
                                                   Cusip#:20847T AT8 AU5 AV3 AW1
                                                             AX9 AY7 AZ4 BA8 BB6
                               Page 6


     69 Unpaid Class B-2 Realized Loss Interest Amount and Unpaid
        Class B-2 Realized Loss Amount                                                        $             0.00
                                                                                                -----------------

     70 Amounts Deposited in Basis Risk Reserve Fund
        (a)  Unpaid Class A Basis Risk Carry-over Shortfall                                   $             0.00
                                                                                                -----------------
        (b)  Unpaid Class M-1 Basis Risk Carry-over Shortfall                                 $             0.00
                                                                                                -----------------
        (c)  Unpaid Class M-2 Basis Risk Carry-over Shortfall                                 $             0.00
                                                                                                -----------------
        (d)  Unpaid Class B-1 Basis Risk Carry-over Shortfall                                 $             0.00
                                                                                                -----------------
        (e)  Unpaid Class B-2 Basis Risk Carry-over Shortfall                                 $             0.00
                                                                                                -----------------

Class A, Class A-IO, Class M and Class B Certificates

     71 Pool Scheduled Principal Balance                                                      $   581,394,102.69
                                                                                                -----------------

     72 Pool Certificate Principal Balance                                                    $   579,355,915.56
                                                                                                -----------------
        (a)  Overcollateralized amount                                                        $     2,038,187.13
                                                                                                -----------------

     73 Pool Factor                                                                                   0.96899017
                                                                                                -----------------

     74 Note Pool Factor
        (a)  Class A-1                                                                                0.90772934
                                                                                                -----------------
        (b)  Class A-2                                                                                1.00000000
                                                                                                -----------------
        (c)  Class A-3                                                                                1.00000000
                                                                                                -----------------
        (d)  Class A-4                                                                                1.00000000
                                                                                                -----------------
        (e)  Class A-5                                                                                1.00000000
                                                                                                -----------------
        (g)  Class M-1                                                                                1.00000000
                                                                                                -----------------
        (h)  Class M-2                                                                                1.00000000
                                                                                                -----------------
        (i)  Class B-1                                                                                1.00000000
                                                                                                -----------------
        (j)  Class B-2                                                                                1.00000000
                                                                                                -----------------

     75 Loans Delinquent:

        (a)  30 - 59 days                      4,961,271.96             62
                                         -------------------      ---------
        (b)  60 - 89 days                        652,983.55             11
                                         -------------------      ---------
        (c)  90 or more days                     317,210.93              7
                                         -------------------      ---------

     76 Principal Balance of Defaulted Loans                                                  $       817,958.25
                                                                                                -----------------

     77 Principal Balance of Loans with Extensions                                            $             0.00
                                                                                                -----------------

     78 Number of Liquidated Loans and Net Liquidation Loss                            0      $             0.00
                                                                                ---------       -----------------

     79 Number of Loans Remaining                                                                     7,575
                                                                                                -----------------

     80 Pre-Funded Amount                                                                     $             0.00
                                                                                                -----------------

     81 Reimbursement of Class C Certificateholder expenses                                   $             0.00
                                                                                                -----------------

Class B-3I Certificate

     82 Class B-3I Distribution Amount                                                        $             0.00
                                                                                                -----------------

Please contact the Bondholder Relations Department of U.S. Bank Trust National Association at (612) 973-5800 with any questions regarding this Statement or your Distribution.